Exhibit 1.1


                     ENGELHARD CORPORATION

                        Debt Securities



                                                 ________, 1996

            UNDERWRITING AGREEMENT BASIC PROVISIONS



          Engelhard Corporation, a Delaware corporation (the "Company"), may issue and sell from time to time its debt secu-rities consisting of senior debt securities ("Senior Debt Secu-rities") and subordinated debt securities ("Subordinated Debt Securities" and, together with the Senior Debt Securities, the "Securities").

          The Securities may be issued in one or more series and may have varying designations, denominations, interest rates or formulas and payment dates, maturity, redemption pro-visions and sinking fund requirements. The Senior Debt Securi-ties will be issued under an indenture, dated as of July 26, 1995 (the "Senior Indenture"), between the Company and The Chase Manhattan Bank, N.A. (the "Senior Trustee"), and the Sub-ordinated Debt Securities will be issued under an indenture (the "Subordinated Indenture" and, together with the Senior Indenture, the "Indentures") between the Company and
[            ] (the "Subordinated Trustee" and, together with
the Senior Trustee, the "Trustees"). The Securities may be convertible, as described in the applicable Indenture, into shares of common stock, par value $1.00 per share (the "Common Stock") of the Company and, where applicable, references to the Securities also shall include the Common Stock which is issu-able upon such conversion.

          This Underwriting Agreement Basic Provisions shall not be construed as an obligation on the part of the Company to sell any of the Offered Securities (as defined herein) or as an obligation of any of the Underwriters (as defined herein) to purchase the Offered Securities. The basic provisions set forth herein are intended to be incorporated by reference in a terms agreement of the type referred to in Section 1 hereof relating to the type, designation and series of Securities to be issued and sold by the Company pursuant thereto (the "Offered Securities") to the underwriters named therein (the "Underwriters"). The terms agreement relating to the Offered





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                                    -2-



Securities (the "Terms Agreement"), together with the provi-sions hereof incorporated therein by reference (which provi-sions shall not become effective until so incorporated by ref-erence), is herein referred to as this "Agreement." If the Underwriters consist only of the firm or firms referred to in the Terms Agreement as Representative or Representatives, then the terms "Underwriters" and "Representatives," as used herein, shall each be deemed to refer to such firm or firms.

            1. Terms Agreement. The obligation of the Under-writers to purchase, and the Company to sell, the Offered Secu-rities is evidenced by the Terms Agreement, substantially in the form of Exhibit A hereto, delivered at the time the Company determines to sell the Offered Securities. The Terms Agreement specifies the firm or firms which will be Underwriters, the amount of the Offered Securities to be purchased by each Under-writer, the purchase price to be paid by the Underwriters for the Offered Securities, the public offering price, if any, of the Offered Securities, whether the Underwriters are authorized to solicit institutional investors to purchase Offered Securi-ties pursuant to Delayed Delivery Contracts (as defined), cer-tain terms thereof and the Underwriters' compensation therefor and certain terms of the Offered Securities not otherwise spec-ified in the applicable Indenture (including, but not limited to, designations, denominations, conversion provisions, cove-nants, interest rates or formulas and payment dates, maturity, redemption provisions and sinking fund requirements).

            2.    Representations and Warranties of the Company.
The Company represents and warrants to and agrees with each Underwriter that:

            (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "1933 Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33-58507) with respect to the Securities and another registration statement on Form S-3 (No. 333-____) with respect to additional Securities, which (i) have been prepared by the Company in conformity with the requirements of the 1933 Act and the rules and regulations of the Commission thereunder (collectively, the "Act") and (ii) have become effective. Such registra-tion statements (including the prospectus contained therein) may have been amended from time to time prior to the date of this Agreement; and any such amendment has been so prepared and filed and has become effective. A





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      prospectus supplement relating to the Offered Securities
      (the "Prospectus Supplement") has been so prepared or will be prepared promptly after the execution of the Terms Agreement related thereto. The Prospectus Supplement and, if not previously filed, the basic prospectus (the "Basic Prospectus") will be filed pursuant to Rule 424 under the Act. Copies of such registration statements, any such amendment thereto, the Basic Prospectus, the Prospectus Supplement and all documents incorporated by reference therein which were filed with the Commission on or prior to the date of the Terms Agreement have been, or promptly after the execution of the Terms Agreement will be, deliv-ered to the Representatives. Such registration statements (including the prospectus contained therein), as amended to the date of the Terms Agreement are herein referred to collectively as the "Registration Statement"; provided, however, that all references herein to "Registration Statements" shall also be deemed to include any registra-tion statement filed with the Commission by the Company pursuant to Rule 462(b) under the Act. The final Basic Prospectus and the final Prospectus Supplement, in the form first furnished to the Underwriters by the Company for use in connection with the offering of the Offered Securities, are herein referred to collectively as the "Prospectus." Any reference herein to the Registration Statement, the Prospectus or any preliminary prospectus or prospectus supplement shall be deemed to refer to and include the documents incorporated by reference therein which were filed with the Commission on or prior to the date of the Terms Agreement and any reference to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing of any document with the Commission deemed to be incorporated by reference therein after the date of the Terms Agreement and on or prior to the Closing Date (as defined).

            (b) The Registration Statement, any post-effective amendment thereto and the Prospectus, complied or will comply, in all material respects, with the requirements of the Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (the "Trust Indenture Act"); and no such document included or will include an untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the Company makes





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      no representation or warranty as to information contained
      in or omitted from the Registration Statement or the Pro-spectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for inclusion therein. In addition, each preliminary prospectus and prospectus sup-plement, when filed as part of the Registration Statement as originally filed or when filed pursuant to Rule 424 under the Act, complied in all material respects with the Act.

            (c) The documents incorporated by reference in the Registration Statement or the Prospectus, when they became effective or were filed with the Commission, as the case may be, under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act"), complied, and any further documents so filed and incorporated by reference will, when they are filed with the Commission, comply, in all material respects with the requirements of the Act and the Exchange Act, as applicable.

            (d) The Company and each of its "significant subsid-iaries" within the meaning of Regulation S-X under the Act ("Significant Subsidiaries") have been duly incorporated, are validly existing as corporations in good standing under the laws of their respective jurisdictions of incor-poration and have the corporate power and authority to carry on their respective businesses as currently con-ducted and to own, lease and operate properties, and the Company is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

            (e) The execution, delivery and performance of this Agreement, the Indentures and the Offered Securities, and compliance by the Company with all the provisions hereof and thereof, and the consummation of the transactions con-templated hereby and thereby, (i) will not require any





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                                    -5-



      consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or Blue Sky laws of the various states),
      (ii) will not conflict with or constitute a breach of the terms or provisions of the charter or by-laws of the Com-pany, (iii) will not conflict in any material respect with or constitute a material breach of any of the terms or provisions of, or a material default under, the charter or by-laws of any of the Company's subsidiaries or any agree-ment, indenture or other instrument to which the Company or any of its subsidiaries or their respective property is bound, or (iv) will not violate or conflict in any mate-rial respect with any laws, administrative regulations or rulings or court orders or decrees applicable to the Com-pany, any of its subsidiaries or their respective properties.

            (f) This Agreement has been duly authorized, exe-cuted and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms, except as (i) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws now or hereafter in effect relating to creditors' rights gener-ally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicabil-ity and (iii) rights to indemnity and contribution hereun-der may be limited by applicable law.

            (g) The applicable Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized by the Company and constitutes a valid and binding agree-ment of the Company enforceable against the Company in accordance with its terms, except as (i) the enforceabil-ity thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or simi-lar laws now or hereafter in effect relating to creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equi-table principles of general applicability.

            (h) The Securities, when executed by the Company and authenticated by the applicable Trustee in accordance with the terms of the applicable Indenture, and delivered to and paid for by the Representatives in accordance with the terms of this Agreement (and, in the case of any Contract





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                                    -6-



      Securities (as hereinafter defined), as contemplated by the Delayed Delivery Contracts with respect thereto), will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudu-lent conveyance, moratorium or similar laws now or here-after in effect relating to creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

            (i) If the Offered Securities are convertible into shares of Common Stock, the shares of Common Stock ini-tially issuable upon conversion of such Offered Securities have been duly authorized and reserved for issuance upon conversion and, when issued upon conversion in accordance with the terms of the Offered Securities, will have been validly issued and will be fully paid and non-assessable, and the issuance of such shares is not subject to any pre-emptive or similar rights.

            (j) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to any preemptive or similar rights.

            (k) The Offered Securities and, if the Offered Secu-rities are convertible into shares of Common Stock, such shares of Common Stock will conform in all material respects to the descriptions thereof in the Prospectus.

            (l) Immediately after any sale of Offered Securi-ties, the aggregate amount of securities which shall have been issued and sold by the Company that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of securities registered under the Registration Statement.

            (m) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings (including without limitation environmental proceedings) pending against the Company or any of its subsidiaries which the Company believes is likely to have a material adverse effect on the business, prospects, financial posi-tion, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole.





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                                    -7-



            (n) Since the respective dates as of which informa-tion is given in the Registration Statement and the Pro-spectus, except as may otherwise be stated therein or con-templated thereby, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business.

            3. Purchase, Sale and Delivery of Securities. The Offered Securities to be purchased by the Underwriters will be delivered by the Company to the Representatives for the accounts of the Underwriters at the office specified in the Terms Agreement against payment of the purchase price therefor in immediately available funds on the date and at the times specified in the Terms Agreement as the Representatives and the Company determine, such time being herein referred to as the "Closing Date." The Offered Securities will be prepared in definitive registered form unless otherwise specified in the Terms Agreement and in such authorized amounts or denominations and registered in such names as the Representatives may require upon at least two business days' prior notice to the Company, and will be made available for checking and packaging at the office at which they are to be delivered on the Closing Date
(as specified for that purpose in the Terms Agreement) at least one business day prior to the Closing Date.

            It is understood that the Representatives, acting individually and not in a representative capacity, may (but shall not be obligated to) make payment to the Company on behalf of any other Underwriter for the Offered Securities to be purchased by such Underwriter. Any such payment by the Rep-resentatives shall not relieve any such Underwriter of any of its obligations hereunder.

            If so authorized in the Terms Agreement, the Under-writers may solicit offers from investors of the types set forth in the Prospectus to purchase Offered Securities from the Company pursuant to delayed delivery contracts ("Delayed Deliv-ery Contracts"). Such contracts shall be substantially in the form of Exhibit B hereto but with such changes therein as the Company may approve. Offered Securities to be purchased pursu-ant to Delayed Delivery Contracts are herein called "Contract Securities." When Delayed Delivery Contracts are authorized in the Terms Agreement, the Company will enter into a Delayed Delivery Contract in each case where a sale of Contract Securi-ties arranged through the Representatives has been approved by





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                                    -8-



the Company but, except as the Company may otherwise agree, such Delayed Delivery Contracts must be for at least the mini-mum amount of Contract Securities set forth in the Terms Agree-ment, and the aggregate amount of Contract Securities may not exceed the amount set forth in the Terms Agreement. You will advise the Company of the proposed sales of the Contract Secu-rities not later than 10:00 A.M., New York City time, on the third full business day preceding the Closing Date (or at such later time as the Company may otherwise agree). The Company will advise the Representatives not later than 10:00 A.M., New York City time, the second full business day preceding the Closing Date (or at such later time as the Representatives may otherwise agree) of the sales of the Contract Securities which have been so approved. The Representatives and the other Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts.

            The amount of Offered Securities to be purchased by each Underwriter as set forth in the Terms Agreement shall be reduced by an amount which shall bear the same proportion to the total amount of Contract Securities as the amount of Offered Securities set forth opposite the name of such Under-writer bears to the total amount of Offered Securities set forth in the Terms Agreement, except to the extent that the Representatives determine that such reduction shall be other-wise than in such proportion and so advise the Company; pro-vided, however, that the total amount of Offered Securities to be purchased by all Underwriters shall be the total amount of Offered Securities set forth in the Terms Agreement less the aggregate amount of Contract Securities.

            4. Certain Agreements of the Company. The Company agrees with each Underwriter that it will furnish to counsel for the Underwriters, without charge, one conformed copy of the Registration Statement, including all exhibits, in the form it became effective and of all amendments thereto and that, in connection with each offering of Securities:

            (a) At any time when a prospectus relating to the Securities is required to be delivered under the Act, before amending or supplementing the Registration State-ment or the Prospectus with respect to the Securities, the Company will furnish to the Representatives a copy of such proposed amendment or supplement (other than any document required to be filed with the Commission pursuant to
      Section 13(a), 13(c), 14 or 15(d) of the Exchange Act and incorporated by reference in the Prospectus) a reasonable





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                                    -9-



      amount of time prior to the filing thereof and will not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company will promptly advise the Representatives of (i) the filing of any amendment or supplement to the Prospectus or any amendment to the Registration Statement and of the effec-tiveness of any such amendment to the Registration State-ment, (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any prospectus relating to the Securities or the initia-tion or threatening of any proceeding for that purpose, or of any request by the Commission for any amendment or sup-plement of the Registration Statement or Prospectus or for additional information and (iii) the receipt by the Com-pany of any notification with respect to any suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose. The Company agrees to use its best efforts to prevent the issuance of any such stop order or of any such order preventing or sus-pending the use of any such prospectus or of any notifica-tion suspending any such qualification and, if issued, to use promptly its best efforts to obtain withdrawal thereof as soon as possible.

            (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs or a condition exists as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made when the Prospectus is delivered, not mis-leading, or if, in the opinion of the Representatives or the Company, it is necessary at any time to amend or sup-plement the Prospectus to comply with the Act, the Company immediately will notify the Representatives and promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or effect such compliance.

            (c) As soon as reasonably practicable after the date of each Terms Agreement, the Company will make generally available to its security holders an earnings statement that satisfies the provisions of Section 11(a) of the Act and Rule 158 under the Act.





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            (d)  The Company will furnish to the Representatives
      copies of the Registration Statement, including all exhib-its and documents incorporated by reference therein, any related preliminary prospectus, any related preliminary prospectus supplement, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as are reasonably requested.

            (e) The Company will arrange for the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such juris-dictions as the Representatives may reasonably request and will continue such qualifications in effect so long as required for the distribution of the Securities; provided that the Company shall not be required to qualify to do business in any jurisdiction where it is not now qualified or to file a general consent to service of process in any jurisdiction.

            (f) The Company will pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, fil-ing and distribution under the Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and prospectus supplement and all amendments and supplements to any of them prior to or during the period specified in paragraph (b), (ii) the printing and delivery of the Prospectus and all amendments or supplements to it during the period specified in para-graph (b), (iii) the preparation, issuance, execution, authentication and delivery of the Securities, including any expenses of the Trustees and their counsel, (iv) the printing and delivery of this Agreement, any Preliminary and Supplemental Blue Sky Memoranda and all other docu-ments printed and delivered in connection with the offer-ing of the Offered Securities, (v) the registration or qualification of the Offered Securities for offer and sale under the securities or Blue Sky laws of the several states (including the reasonable fees and disbursements of counsel relating to such registration or qualification relating thereto), (vi) filings and clearance, if required, with the National Association of Securities Dealers, Inc. in connection with the offering of the Offered Securities, (vii) if provided in any applicable Terms Agreement, the listing of the Offered Securities on a securities exchange, (viii) the rating of the Securi-ties, (ix) establishing any depositary arrangement for the





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                                   -11-



      Securities and/or providing any CUSIP or other identifica-tion numbers for the Securities and (x) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Offered Securities by the Underwriters or by dealers to whom the Offered Securities may be sold.

            (g) The Company will notify the Representatives promptly in writing of any downgrading, or on its receipt of any notice of (i) any intended or potential downgrading or (ii) any review or possible change that does not indi-cate an improvement in the rating accorded any of the securities of, or guaranteed by, the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act.

            (h) The Company agrees that, from the date of the Terms Agreement and continuing to and including the busi-ness day following the Closing Date, it will not offer, sell, contract to sell or otherwise dispose of any debt securities of or guaranteed by the Company which are sub-stantially similar to the Offered Securities, without the prior written consent of the Representatives.

            5.    Conditions of the Underwriters' Obligations.
The several obligations of the Underwriters to purchase and pay for the Offered Securities as provided herein are subject to the satisfaction of each of the following conditions:

            (a) All representations and warranties of the Com-pany contained in this Agreement and all statements of officers of the Company made in any certificate furnished pursuant to the provisions hereof shall be true and cor-rect in all material respects on the date of the Terms Agreement and on the Closing Date with the same force and effect as if made on and as of each such date.

            (b) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred (i) any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review or a possible change that does not indi-cate an improvement, in the rating accorded any of the securities of, or guaranteed by, the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act; (ii) any material adverse change in or affecting the business, prospects, financial position, stockholders' equity or results of operation of the Com-pany and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, which, in the judgment of the Representatives, makes it impracticable or inadvisable to market the Offered Securi-ties on the terms and in the manner contemplated in the Prospectus; (iii) any suspension or limitation of trading in securities generally on or by the New York Stock Exchange, or any suspension of trading of any securities of or guaranteed by the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by Federal or New York authorities; or (v) any outbreak or escalation of hostilities or any change in the financial markets or any calamity or emergency that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to mar-ket the Offered Securities on the terms and in the manner contemplated in the Prospectus.

            (c) You shall have received on the Closing Date an opinion, dated the Closing Date, of counsel for the Com-pany to the effect that:

                  (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business as it is currently being con-ducted and to own its properties;

                 (ii) this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (a) the enforce-ability hereof may be limited by bankruptcy, insol-vency, reorganization, fraudulent conveyance, morato-rium or similar laws now or hereafter in effect relating to creditors' rights generally, (b) the availability of equitable remedies may be limited by equitable principles of general applicability and
            (c) rights to indemnity and contribution hereunder may be limited by applicable law;

                (iii) the applicable Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Com-pany and (assuming the due authorization, execution and delivery by the applicable Trustee) is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (a) the enforce-ability thereof may be limited by bankruptcy, insol-vency, reorganization, fraudulent conveyance, morato-rium or similar laws now or hereafter in effect relating to creditors' rights generally and
            (b) rights of acceleration and the availability of equitable remedies may be limited by equitable prin-ciples of general applicability;

                 (iv) the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the applicable Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be entitled to the benefits of the applicable Indenture and will be valid and binding obligations of the Com-pany enforceable in accordance with their terms except as (a) the enforceability thereof may be lim-ited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and (b) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

                  (v) if the Offered Securities are convertible into Common Stock, the shares of Common Stock ini-tially issuable upon conversion of such Offered Secu-rities have been duly and validly authorized and reserved for issuance upon such conversion by all necessary corporate action and such shares, when issued upon such conversion, will be duly authorized and validly issued, fully paid and non-assessable, and the issuance of such shares upon such conversion will not be subject to preemptive or other similar rights;

                 (vi)  the Registration Statement has become
            effective under the Act, and, to the knowledge of such counsel, no stop order suspending its effective-ness has been issued and no proceedings for that purpose are pending before or threatened by the Commission;

                (vii) the statements under the captions "Descrip-tion of Securities" and "Description of Capital
            Stock" and, if applicable, "Certain Federal Income
            Tax Considerations" in the Prospectus, as amended or supplemented, insofar as such statements constitute a summary of legal matters or documents, are accurate in all material respects;

               (viii) the execution, delivery, and performance of this Agreement, the applicable Indenture and the issuance and sale of the Offered Securities and com-pliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby (a) will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or Blue Sky laws of the various states) or (b) will not conflict with or con-stitute a breach of any of the terms or provisions of the charter or by-laws of the Company;

                 (ix) the Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended; and

                  (x) the Registration Statement and the Prospec-tus and any supplement or amendment thereto (except for financial statements, related schedules and sta-tistical information of a financial nature as to which no opinion need be expressed) comply as to form in all material respects with the Act and the Trust Indenture Act.

                  Such counsel shall additionally state that such
            counsel has participated in conferences with officers and other representatives of the Company, representa-tives of the independent public accountants for the Company and representatives of the Underwriters and their counsel, at which the contents of the Registra-tion Statement and the Prospectus and related matters were discussed, and although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as set forth in clause
            (vii) above), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Com-
            pany), no facts have come to the attention of such counsel which would lead such counsel to believe that, at the time the Registration Statement became effective or, if an amendment to the Registration Statement or an Annual Report on Form 10-K has been filed by the Company with the Commission subsequent to the effectiveness of the Registration Statement, then at the time such amendment became effective or at the time of the most recent such filing, as the case may be, either the Registration Statement or any amendment thereto contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as amended or supplemented, as of the date of the Terms Agreement or as of the Closing Date, included or includes an untrue statement of a mate-rial fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that no statement need be made as to the financial statements or financial or statistical data contained or incor-porated therein).

                  In rendering such opinions, such counsel may
            state that they have examined the originals, photo-copies or conformed copies of all such records of the Company and its subsidiaries and all such agreements, certificates of public officials, certificates of officers and representatives of the Company and its subsidiaries and such other documents as they have deemed relevant and necessary as a basis for the opinions expressed therein. Such counsel may assume the genuineness of all signatures on original docu-ments and the conformity to the originals of all cop-ies submitted to them as conformed or photocopies.
            As to various questions of fact material to their opinion, such counsel may rely upon representations, statements or certificates of public officials, officers and representatives of the Company and its subsidiaries and others. Such counsel may also state that they are admitted to practice in the State of New York and do not express any opinion on any laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and federal law.

            (d) You shall have received on the Closing Date an opinion, dated the Closing Date, of the General Counsel of the Company to the effect that:

                  (i)  the Company is duly qualified and is in
            good standing as a foreign corporation and is autho-rized to do business in each jurisdiction in which the nature of its business or its ownership or leas-ing of property requires such qualification, except where the failure to be so qualified or to be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                 (ii) each Significant Subsidiary has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority required to carry on its business as it is currently being conducted and to own its properties; each Significant Subsidiary is duly qualified and is in good standing as a foreign corporation and is authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of its property requires such qualification, except where the failure to be so qualified or to be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; and all of the issued and outstanding capi-tal stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable, and is owned by the Company, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity;

                (iii) such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject which is required to be described in the Reg-istration Statement or the Prospectus and is not so described, or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or filed as required;

                 (iv) the execution, delivery and performance of this Agreement, the applicable Indenture and the issuance and sale of the Offered Securities and com-pliance by the Company with all the provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby (a) to such counsel's knowledge, will not conflict in any material respect with or constitute a material breach of any of the terms or provisions of, or a material default under, the charter or by-laws of any of the Company's sub-sidiaries or any agreement, indenture or other instrument to which the Company or any of its subsid-iaries is a party or by which the Company or any of its subsidiaries or their respective properties is bound, and which is material to the Company and its subsidiaries, taken as a whole, or (b) to such coun-sel's knowledge, will not violate or conflict in any material respect with any laws, administrative regu-lations or rulings or court decrees applicable to the Company or any of its subsidiaries or their respec-tive properties (other than Blue Sky or state securi-ties laws as to which such counsel need express no opinion); and

                  (v) to the knowledge of such counsel, each doc-ument filed pursuant to the Exchange Act and incorpo-rated by reference in the Registration Statement and the Prospectus (except for financial statements, related schedules and statistical information of a financial nature contained or incorporated therein as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act.

                 Such counsel shall additionally state that no
            facts have come to the attention of such counsel which would lead such counsel to believe that at the time the Registration Statement became effective or, if an amendment to the Registration Statement or an Annual Report on Form 10-K has been filed by the Com-pany with the Commission subsequent to the effective-ness of the Registration Statement, then at the time such amendment became effective or at the time of the most recent such filing, as the case may be, either the Registration Statement or any amendment thereto contained an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented, as of the date of the Terms Agreement or as of the Closing Date, included or includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the cir-cumstances under which they were made, not misleading (except that no statement need be made as to the financial statements or financial or statistical data contained or incorporated therein).

            (e) You shall have received on the Closing Date an opinion, dated the Closing Date, of counsel for the Under-writers, as to the matters referred to in clauses
      (ii)-(vii) and clause (x) of the foregoing paragraph (c) and with respect to the matters referred to in the penul-timate subparagraph of paragraph (c). In giving such opinion with respect to the matters covered by clause (x) and such penultimate subparagraph such counsel may state that their opinion and belief are based upon their par-ticipation in the preparation of the Registration State-ment and Prospectus and any amendments or supplements thereto (other than documents incorporated by reference) and review and discussion of the contents thereof (includ-ing documents incorporated by reference), but are without independent check or verification except as specified.

            (f) You shall have received a letter on and as of the Closing Date, in form and substance satisfactory to the Representatives, from Coopers & Lybrand L.L.P., inde-pendent public accountants, containing statements and information of the type ordinarily included in the accoun-tants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Regis-tration Statement and the Prospectus.

            (g) The Company shall not have failed at or prior to the Closing Date to perform or comply in any material respect with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

            (h) The Prospectus with respect to the Offered Secu-rities shall have been filed with the Commission pursuant to Rule 424 under the Act within the applicable time period prescribed for such filing by the Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives.

            (i) On the Closing Date, the Representatives shall have received a certificate or certificates signed by an executive officer of the Company on behalf of the Company, dated the Closing Date, to the effect that (1) the repre-sentations and warranties of the company contained herein are true and correct in all material respects on and as of the Closing Date, as if made on and as of such date,
      (2) the Company has complied in all material respects with all agreements and all conditions on its part to be per-formed or satisfied under this Agreement at or prior to the Closing Date and (3) there has not occurred any mate-rial adverse change in or affecting the business, pros-pects, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole from that set forth in or contemplated by the Reg-istration Statement or the Prospectus.

            (j) The Offered Securities shall be rated "invest-ment grade" by two "nationally recognized statistical rat-ing organizations."

            6. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the legal fees and other expenses incurred in connection with any suit, action or pro-ceeding or any claim asserted or caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or the Prospec-tus (as amended or supplemented if the Company shall have fur-nished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not mislead-ing; provided, however, that the foregoing indemnity with respect to any Prospectus or preliminary prospectus shall not inure to the benefit of any Underwriter if a copy of the Pro-spectus (excluding documents incorporated by reference therein) as amended or supplemented had been provided to such Under-writer on a timely basis but not been sent or given by or on behalf of such Underwriter to the person asserting such losses, claims, damages or liabilities at or prior to the written con-firmation of the sale of Offered Securities to such person and the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact that is found to be or is alleged to be the basis of lia-bility in such Prospectus or such preliminary prospectus was corrected in the Prospectus as amended or supplemented; and provided, further, however, that the Company shall not be lia-ble in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter expressly for use in the Registration Statement, Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

            (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its direc-tors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter but only with reference to information furnished in writing by or on behalf of such Underwriter to the Representa-tives expressly for use in the Registration Statement, the Pro-spectus or any preliminary prospectus.

            (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such pro-ceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indem-nified Person unless (i) the Indemnifying Person and the Indem-nified Person shall have mutually agreed to the contrary,
(ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indem-nified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connec-tion with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indem-nified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

            (d)  If the indemnification provided for in this
Section 6 is unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to herein in connection with the Offered Securities, then each Indemnify-ing Person, in lieu of indemnifying such Indemnified Person, shall contribute to the amount paid or payable by such Indem-nified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Offered Securities or (ii) if the allocation provided by clause

(i) above is not permitted by applicable law, in such propor-tion as is appropriate to reflect not only the relative bene-fits referred to in clause (i) above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Securities (before deducting expenses) received by the Company and the total underwriting discounts and commis-sions received by the Underwriters in respect thereof bear to the total price to the public of the Offered Securities, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Under-writers shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 6(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, dam-ages or liabilities referred to in this Section 6 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indem-nified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 6, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Under-writers' obligations to contribute pursuant to this

Section 6(d) are several in proportion to the respective number of Offered Securities purchased by each of the Underwriters hereunder and not joint.

            (e) The indemnity and contribution agreements con-tained in this Section 6 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified
Persons referred to above.

            7.    Substitution of Underwriters.

            (a) The Company shall not be obligated to deliver any Offered Securities except upon payment for all the Offered Securities to be purchased hereunder or as herein-after provided.

            (b) If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase the Offered Securities which it or they have agreed to purchase pursu-ant to this Agreement on such date and the aggregate num-ber of Offered Securities which such defaulting Under-writer or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Offered Securities to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the propor-tion which the number of Offered Securities set forth opposite its name in Schedule I to the Terms Agreement bears to the total number of Offered Securities which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as the Representatives may specify, to purchase the Offered Secu-rities which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to pur-chase on such date; provided that in no event shall the number of Offered Securities which any Underwriter has agreed to purchase be increased pursuant to this Section 7 by an amount in excess of one-ninth of such number of Offered Securities without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Offered Securities and the aggregate number of Offered Securities with respect to which such default occurs is more than one-tenth of the aggregate number of Offered Securities to be purchased on such date by all Underwriters and arrange-ments satisfactory to the Representatives and the Company for purchase of such Offered Securities are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the Company. In any such case which does not result in termination of this Agree-ment, either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liabilities in respect of any default of any such Underwriter under this Agreement.

            8. Termination. (a) The Representatives may ter-minate the Terms Agreement, by notice to the Company, at any time at or prior to the Closing Date, upon the occurrence of any of the events specified in Section 5(b).

            (b)  If the Terms Agreement is terminated pursuant to
Section 7 or 8 or if for any reason the purchase of the Offered Securities by the Underwriters under the Terms Agreement is not consummated, the provisions contained in Sections 4(c), 4(f), 6, 9, 11 and 12 shall remain in full force and effect.

            (c) If the purchase of the Offered Securities by the Underwriters is not consummated because of any failure or refusal of the Company to comply with the terms of, or to ful-fill any of the conditions of, this Agreement or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwrit-ers for all out-of-pocket expenses (including the fees and dis-bursements of their counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

            9. Survival of Certain Representations and Obliga-tions. The respective indemnities and contribution agreements, representations, warranties and other statements of the Com-pany, its officers and directors and of the several Underwrit-ers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Offered Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company, (ii) acceptance of the Offered Securities and payment for them hereunder and
(iii) termination of this Agreement.

            10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or sent by facsimile and confirmed to them at their addresses furnished to the Company in writing for the purpose of communications hereunder or, if sent to the Company, will be mailed, delivered or sent by facsimile and confirmed to it at Engelhard Corporation, 101 Wood Avenue, Iselin, NJ 08830, attention: General Counsel.

            11. Successors. This Agreement will inure to the benefit of and be binding upon the Company and the Underwriters and their respective successors and the officers and directors and controlling persons referred to in Section 6, and no other person will have any right or obligation hereunder.

            12. Applicable Law. This Agreement shall be gov-erned by, and construed in accordance with, the laws of the State of New York, without giving effect to the conflict of laws provisions thereof.

                                                                  EXHIBIT A

                              TERMS AGREEMENT


                                                           __________, 199_

ENGELHARD CORPORATION
101 Wood Avenue
Iselin, NJ  08830


Attention:  [             ]

Ladies and Gentlemen:

            We (the "Representative(s)") understand that
Engelhard Corporation, a Delaware corporation (the "Company"), proposes to issue and sell $______________ [aggregate principal amount] of its [title of securities] (the "Offered Securi-ties"). Subject to the terms and conditions set forth or incorporated by reference herein, the Underwriters named in
Schedule I attached hereto offer to purchase, severally and not jointly, the principal amount of Offered Securities set forth opposite their names. The Closing Date shall be ________, 199_, at ______ A.M. at the offices of ______________________.

            All the provisions contained in the Underwriting Agreement Basic Provisions dated ______ 1996 (the "Basic Provi-sions"), a copy of which is attached as an Exhibit hereto, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Terms Agreement to the same extent as if the Basic Provisions had been set forth in full herein. Terms defined in the Basic Provisions are used herein as therein defined.

            The Offered Securities shall have the following terms:


DEBT SECURITIES

            Title:

            Aggregate Principal Amount:

            Maturity Date:

            Interest Rate or Formula:

            Interest Payment Dates:

            Redemption Provisions:

            Conversion Provisions:

            Public Offering Price:  ___% of the principal amount
                                        thereof, plus accrued
                                        interest, if any,
                                        from _______________

            Purchase Price:  ___% of the principal amount
                                thereof, plus accrued interest,
                                if any, from ________

            Additional Terms:


            Please accept this offer no later than ______ o'clock
_.M. on __________, 199_, by signing a copy of this Terms
Agreement in the space set forth below and returning the signed copy to us.


                                          Very truly yours,


                                          [UNDERWRITER[S]]

                                          By_______________________
                                            Name:
                                            Title:

Accepted:

ENGELHARD CORPORATION



By_____________________________
  Name:
  Title:

                                SCHEDULE I


                                           Principal Amount of Offered
Underwriter[s]                             Securities to Be Purchased_















                                                 ____________
                              Total:

                                                            Exhibit to
                                                            Terms Agreement



         [Attach copy of Underwriting Agreement Basic Provisions]

                                                                  EXHIBIT B


                          [ENGELHARD CORPORATION]


                  [Insert specific title of securities*]

                         DELAYED DELIVERY CONTRACT

                 [Insert date of initial public offering]*


ENGELHARD CORPORATION
101 Wood Avenue
Iselin, NJ  08830


Gentlemen:

            The undersigned hereby agrees to purchase from [Engelhard Corporation (the "Company")] and the Company agrees to sell to the undersigned [If one delayed closing, insert --
as of the date hereof, for delivery on                 , 19
("Delivery Date")]

[$___________ aggregate principal amount of the Company's [title of Securities] (the "Securities"), offered by the Compa-ny's Prospectus relating thereto, receipt of a copy of which is hereby acknowledged, at a purchase price of % of the princi-pal amount thereof plus accrued interest, if any, and on the further terms and conditions set forth in this contract.]

            [If two or more delayed closings, insert the following:

            The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the amounts set forth below:

                  Delivery Date                 Amount

             _____________________          _______________________

             _____________________          _______________________

___________________
* To be completed when the Terms Agreement is executed by the parties thereto.

Each of such delivery dates is hereinafter referred to as a Delivery Date.]

            Payment for the Securities which the undersigned has agreed to purchase for delivery on [the] [each] Delivery Date shall be made to the Company or its order by certified or offi-cial bank check in New York Clearing House funds (or as other-wise specified in the Terms Agreement) at the office of
             at  .M.,              time, on such Delivery Date
upon delivery to the undersigned of the Securities to be pur-chased by the undersigned for delivery on such Delivery Date in definitive form and in such denominations and registered in such names as the undersigned may designate by written or fac-simile communication addressed to the Company not less than five full business days prior to such Delivery Date. If no des-ignation is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate amount of Securities to be purchased by the undersigned on such Delivery Date.

            The obligation of the undersigned to take delivery of, and make payment for, Securities on [the] [each] Delivery Date shall be subject only to the conditions that (1) invest-ment in the Securities shall not at such Delivery Date be pro-hibited under the laws of any jurisdiction in the United States to which the undersigned is subject, which investment the undersigned represents is not prohibited on the date hereof and
(2) the Company shall have delivered to the Underwriters the amount of the Securities to be purchased by them pursuant to the Underwriting Agreement referred to in the Prospectus men-tioned above and received payment therefor. The obligation of the undersigned to take delivery of and make payment for Secu-rities hereunder, and the obligation of the Company to sell and deliver Securities hereunder, shall not be affected by the failure of any purchaser to take delivery of and make payment for Securities pursuant to other contracts similar to this con-tract. As a material inducement to the acceptance of this offer by the Company, the undersigned represents and warrants to the Representatives that its investment in the Securities which the undersigned hereby offers to purchase is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment, and the undersigned will, if the Securities are being purchased by the undersigned under a "basket" clause or similar authorization, use its best efforts to reserve an amount thereunder sufficient to permit such purchase on the Delivery Date.

            Promptly after completion of the sale to the Under-writers, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

            By the execution hereof, the undersigned represents and warrants to the Company that all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the Securities which the under-signed hereby offers to purchase has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and that, upon acceptance hereof by the Company and mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

            This contract will inure to the benefit of and be binding upon the parties hereto and their respective succes-sors, but will not be assignable by either party hereto without the written consent of the other.

            It is understood that the acceptance of this contract and any other similar contracts is in the Company's sole dis-cretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is mailed or delivered.

            THIS CONTRACT SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT
GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

                                      Very truly yours,


                                      ______________________________
                                          (Name of Purchaser)


                                      By____________________________

                                      ______________________________
                                          (Title of Signatory)

                                      ______________________________

                                      ______________________________
                                          (Address of Purchaser)


Accepted, as of the above date.

ENGELHARD CORPORATION


By_______________________________
      (Title of Signatory)